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                                                                   EXHIBIT 10.53
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                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                      AMONG

                              ELTRAX SYSTEMS, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO



                            DATED AS OF JULY 27, 2000


















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    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this "Agreement"), dated as of
July 27, 2000, among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

    WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate principal amount of $7,000,000 of the Company's 5.00% Convertible Debentures, in the tranches described in this Agreement, which shall be in the form of Exhibit A (the "Debentures"), and which are convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock").

    NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE 1

    1.1 Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase from the Company (a) an aggregate principal amount of $4,000,000 of Debentures (the "Initial Tranche Debentures"),
(b) an aggregate principal amount of $1,000,000 of additional Debentures, which shall be identical in all respects to the Initial Tranche Debentures except that
(i) the initial Conversion Price shall be equal to the Conversion Price then in effect for the Initial Tranche Debentures (or if no such Debentures are then outstanding, the Conversion Price that would have been in effect had such Debentures been outstanding), and (ii) such Debentures shall be dated the Second Closing Date (the "Second Tranche Debentures"), and (c) an aggregate principal amount of $2,000,000 of additional Debentures which shall be identical in all respects to the Initial Tranche Debentures except that (i) the initial Conversion Price shall be equal to the Conversion Price then in effect for the Initial Tranche Debentures (or if no such Debentures are then outstanding, the Conversion Price that would have been in effect had such Debentures been outstanding), and (ii) such Debentures shall be dated the Third Closing Date (the "Third Tranche Debentures").

    1.2 The Initial Tranche Closing. The closing of the purchase and sale of the Initial Tranche Debentures (the "Initial Closing") shall take place at the offices of Morse Zelnick Rose & Lander LLP ("MZRL"), 450 Park Avenue, Suite 902, New York, New York 10022, immediately following the execution hereof or such later date as the parties shall agree. The date of the Initial Closing is hereinafter referred to as the ("Initial Closing Date"). At the Initial Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to each Purchaser (i) Debentures in the aggregate principal amount for Initial Tranche Debentures indicated below such Purchaser's name on the signature page to this Agreement, registered in the name of such Purchaser, (ii) Common Stock purchase warrants, in the form of Exhibit B-1, B-2 and B-3, registered in the name of such Purchaser, pursuant to


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which such Purchaser shall have the right to acquire such number of shares of
Common Stock indicated below such Purchaser's name on the signature page to this Agreement (collectively, the "Warrants"), (iii) a legal opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, outside counsel to the Company, in the form of Exhibit C, (iv) an executed Agreement and Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit D (the "Registration Rights Agreement"), and (v) Transfer Agent Instructions, in the form of Exhibit E, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (b) each Purchaser shall deliver to the Company (i) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (ii) an executed Agreement and Registration Rights Agreement.

    1.3 The Second and Third Closings. Subject to the terms and conditions set forth in this Agreement, the Company and the Purchasers shall have the right to deliver a written notice to the other (the "Second Tranche Notice" and the "Third Tranche Notice", as applicable), requiring each other to either sell or buy (severally, and not jointly), as the case may be, additional Debentures. The Second Tranche Notice may be delivered no earlier than the earlier of (a) the date upon which the Purchasers holding a majority of the aggregate principal amount of the Debentures then outstanding consents to an executed definitive agreement (or multiple definitive agreements relating to the same transaction) relating to the sale by the Company (in one or more transactions) of any part of its Hospitality Services Group (as defined in the Company's Form 10-K for the year ended December 31, 1999) for $8 million or more in cash in the aggregate, provided that such consent (or if no consent shall be given, then notice to that effect) shall be received by the Company within three (3) days of receipt by the Purchasers of such executed definitive agreement and, provided further that, such consent shall not be unreasonably denied; it being understood that, customary and standard representations, warranties and conditions set forth in such definitive agreement shall not serve as a basis of any such denial, but that the proposed purchaser's financial ability to consummate such sale may serve as a basis for such denial, and (b) the consummation of any such sale; and in each case for thirty (30) days thereafter. The Third Tranche Notice may be delivered upon the effective time of the Agreement and Plan of Merger dated as of June 12, 2000 (the "Merger Agreement") by and among the Company, Solemn Acquisition Corporation and Cereus Technology Partners, Inc., a Delaware corporation ("Cereus") and for thirty days thereafter. In no case shall the closing of the purchase and sale of the Second Tranche Debentures (the "Second Closing") or the closing of the purchase and sale of the Third Tranche Debentures (the "Third Closing") take place unless and until all of the conditions listed in Section 4.2 have been satisfied by the Company or waived by the Purchasers. Each of the First Closing, the Second Closing and the Third Closing are collectively the "Closings", and each of the Second Closing and Third Closing is sometimes referred to as an "Additional Closing". The date of the Second Closing is hereinafter referred to as the "Second Closing Date", and the date of the Third Closing is hereinafter referred to as the "Third Closing Date". Each of the Initial Closing Date, Second Closing Date and Third Closing Date is sometimes hereinafter referred to as a "Closing Date".




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         At the Second Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to each Purchaser (i) Second Tranche Debentures in the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement, and (ii) all other certificates and instruments required hereunder to be delivered by the Company at or prior to the Second Closing; and (b) each Purchaser shall deliver to the Company the purchase price for Second Tranche Debentures indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         At the Third Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to each Purchaser (i) Third Tranche Debentures in the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement, and (ii) all other certificates and instruments required hereunder to be delivered by the Company at or prior to the Third Closing; and (b) each Purchaser shall deliver to the Company the purchase price for Third Tranche Debentures indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

    1.4 Certain Defined Terms. For purposes of this Agreement, "Business Day," "Commission," "Conversion Price," "Effective Date," "Exchange Date," "Original Issue Date," "Person," "Trading Day" and "Underlying Shares Registration Statement" shall have the meanings set forth in the Debentures.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

    2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

         (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not be reasonably expected to, individually or in the aggregate, (x) adversely affect the legality, validity or


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enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Debenture or the Transfer Agent Instructions (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").


         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other charter or organizational documents.


         (c) Capitalization. The number and type of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debentures and the Warrants and except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.


         (d) Issuance of the Debentures and the Warrants. The Debentures and the Warrants will be duly and validly issued, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). On the date hereof and on each Closing Date, the Company will have (and will, at all times while Debentures and Warrants are


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outstanding, maintain) an adequate reserve of duly authorized shares of Common
Stock, reserved for issuance to the holders of such Debentures and Warrants, to enable it to perform its conversion, exercise and other obligations thereunder. The Company has duly reserved 2,520,000 shares of Common Stock for issuance to the Purchasers as Underlying Shares upon conversion of the Debentures and the Warrants. The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.


         (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.


         (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Commission of the registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) applicable Blue Sky filings, (iv) the consent of the "Lenders" under the Revolving Credit and Security Agreement dated March 14, 2000, among Company, the other borrowers from time to time party thereto, the various lenders who are or may become parties thereto as lenders ("Lenders"), and PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders (together with its successors in such



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capacity, "Agent") (as at any time amended, the "PNC Agreement"), and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").


         (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.


         (h) No Default or Violation. Except for the Company's failure to achieve the net cash flow required by the PNC Agreement for each of the first and second quarter of fiscal 2000, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgement or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.


         (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising; provided, however that the Purchasers acknowledge that the Company intends to file a registration statement on Form S-4 in connection with the Cereus Merger Agreement.


         (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement


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and the Company's draft Registration Statement on Form S-4 dated July 24, 2000 in the form delivered to the Purchasers on such date the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1999, except as specifically disclosed in the Disclosure Materials or Schedule 2.1(j), (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements, including the notes thereto, pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans with respect to its capital stock, stock purchase plan and earnout agreements with acquired companies), or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.


         (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


         (l) Certain Fees. Except for certain fees payable by the Company to Cardinal Capital Management, Inc. and the Agent, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.


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The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.


         (m) [INTENTIONALLY OMITTED]


         (n) Seniority. Except as disclosed in Schedule 2.1(n), as of the date of this Agreement, no indebtedness of the Company could be Senior Indebtedness as defined in Section 11 of the Debenture.


         (o) Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.


         (p) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents, except where the failure to so have could not have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable, and there is no existing infringement by another Person of any of the Intellectual Property Rights.


         (q) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.


         (r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents and are operating their respective businesses in compliance with the terms thereof, except where the failure to possess such permits or operate their business could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse



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Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.


         (s) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens of the Agent and Cereus and Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.


         (t) Absence of Certain Proceedings. Except as described in the SEC Documents, (i) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (ii) the Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request that could be made prior to the Effective Date; and (iii) there has not been, and to the best of the Company's knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.


         (u) Labor Relations. Except as disclosed in Schedule 2.1(u), no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.


         (v) Non-Public Information. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information with respect to the Company that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


    2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

         (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the


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transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by it of the transaction contemplated hereby and thereby, including purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto.


         (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of the Registration Rights Agreement to sell or otherwise dispose of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.


         (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, at the date hereof it is, and on each Closing Date and on each exercise date under the Warrant it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act.


         (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

         (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.


         (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.


         (g) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Purchaser hereby consents to such reliance.


         (h) Limitation. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 2.2.


                                    ARTICLE 3

                         OTHER AGREEMENTS OF THE PARTIES

    3.1 Transfer Restrictions.

         (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to counsel for the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate (as such term is defined in Rule 501(a) under the Securities Act) of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

         (b) The Purchasers agree to the imprinting, so long as is required by
Section 3.1(c), of the following legend on the Securities:

    NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         (c) Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Debentures or exercise of the Warrants occurs at any time while an Underlying Shares Registration Statement for the applicable Underlying Shares is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement, at such time, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this
Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

    3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Debentures and (ii) exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon
(x) conversion of the Debentures and (y) exercise of the Warrants is unconditional and absolute, subject to the limitations set forth in the Debentures or in the Warrants, regardless of the effect of any such dilution.

    3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to sell Underlying Shares under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

    3.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that could be integrated with the offer or sale of the Securities in a manner that could require the registration under the Securities Act of the sale of the Securities to the Purchasers.

    3.5 Increase in Authorized Shares. If on any date the Company could be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from issuing the sum of (a) 175% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debentures, and (b) the number of Underlying Shares issuable upon exercise in full of the Warrants (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of (x) the 25th day after the date on which the Commission shall have indicated that they approve of or have no further comments on the preliminary proxy materials to be delivered by the Company to its shareholders in connection with the meeting contemplated by this Section and (y) the 90th day after request by a holder of a conversion or other issuance that could require the actions contemplated in this Section) and (c) within two Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

    3.6 Reservation and Listing of Underlying Shares.

         (a) The Company shall (i) in the time and manner required by any national securities exchange, market, trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading an additional shares listing application covering a number of shares of Common Stock which is not less than the Current Required Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with any such required exchanges, then the Company shall take the necessary actions to list immediately a number of Underlying Shares as equals no less than the then Current Required Minimum.

         (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures in full and upon exercise in full of the Warrants in accordance with this Agreement, the Debentures and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

    3.7 Conversion and Exercise Procedures. The Transfer Agent Instructions, Conversion Notice (as defined in the Debentures) and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the conversion of the Debentures and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Debentures and exercise their Warrants.

    3.8 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Debentures and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debentures and the Warrants.

    3.9 Right of First Refusal; Participation Right; Subsequent Registrations.

         (a) Commencing on the date hereof and for a period of 120-Trading Days after the Effective Date, provided that such 120-Trading Day period shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by The Nasdaq Stock Market or such market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or (C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares (the "Investment Restriction Period"), the Purchasers shall have the right to co-invest (the "Co-Investment Right") on the same terms and conditions in any transaction intended to be exempt or not subject to registration under the Securities Act in which the Company shall, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale or grant of any option to purchase or otherwise dispose of) any of its or its Affiliates' equity or equity-equivalent securities, including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock (a "Subsequent Placement"). Notwithstanding the foregoing, the following transactions shall not constitute a Subsequent Placement: (i) the issuance of shares of Common Stock upon conversion of the Debentures or upon the exercise of the Warrants in accordance with their respective terms; (ii) the issuance of shares of Common Stock upon the exercise of outstanding options or warrants to purchase shares of Common Stock; (iii) the issuance of any options or warrants to purchase Common Stock to employees, officers or directors of, or consultants to, the Company pursuant to any stock option or stock purchase plan or agreements approved by the Company's Board of Directors; (iv) the issuance of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock to any bank lender (including the issuance of warrants contemplated on Schedule 2.1(c) hereto as item (4) under the section titled "Options and Warrants") or other Person in satisfaction of amounts owing to such Person; or (v) the issuance of shares of Common Stock or options or warrants to purchase Common Stock pursuant to the Cereus Merger. The Company shall give promptly to the Purchasers written notice of any Subsequent Placement, which notice shall describe in reasonable detail the proposed terms of such Subsequent Placement (the "Subsequent Placement Notice"). The Purchasers' Co-Investment Right shall terminate unless the Purchasers notify the Company of their intention to purchase the securities proposed to be sold in the Subsequent Placement on the terms set forth in the Subsequent Placement Notice by 6:30 p.m. New York City time by the seventh Trading Day after their receipt of such Subsequent Placement Notice. The Co-Investment Right shall be allocated among the Purchasers on a pro rata basis by reference to aggregate principal amount of the Debentures purchased by such Purchaser under this Agreement, or in such other manner as the Purchasers shall determine.

         (b) Notwithstanding anything to the contrary contained herein, if a Subsequent Placement provides for the (i) sale of shares of Common Stock at a per share purchase price less than 85% of the fair market value of such shares on the date of sale, and/or (ii) sale of any security convertible into or exchangeable for shares of Common Stock including any securities which provide for any adjustments to the conversion or exchange ratio (including "reset" provisions), as the case may be (other than adjustments occasioned by stock dividends or a combination, subdivision or reclassification of outstanding shares of Common Stock) ("First Refusal Convertible Securities"), and the per share purchase price to be paid for the Common Stock issuable pursuant to such First Refusal Convertible Securities is, or could be, less than 85% of the fair market value of such shares on the date the First Refusal Convertible Security is first issued, then, and in such event, the Purchasers shall have a right of first refusal with respect to such financing and the Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected and shall annex thereto the proposed form of documentation. The Purchasers shall notify the Company by 6:30 p.m. New York City time by the seventh Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), in accordance with the terms set forth in the Subsequent Placement Notice and pursuant to the proposed form of documentation (subject to reasonable modifications), financing to the Company. If the Purchasers notify the Company of their willingness to provide the proposed financing, the parties shall act and negotiate in good faith to cause a closing of the proposed financing to be effected on or before the twelfth Trading Day after the Purchasers receipt of the Subsequent Placement Notice. Commencing upon its delivery of the Subsequent Placement Notice, the Company shall act in good faith and shall provide Purchasers with timely responses to any business inquiries necessary for its evaluation of the proposed financing. Further, commencing upon its delivery of the Subsequent Placement Notice, the Company shall act in good faith, and shall cause its legal and accounting professionals to act in a commercially reasonable manner, each under the circumstances, to facilitate closing the proposed financing in a timely manner. The time for closing shall be extended beyond the twelfth Trading Date after the Purchasers receipt of the Subsequent Placement Notice by such period of delay which is solely attributable to the failure of the Company or its professionals to act in the manner prescribed by the foregoing sentences. If the Purchasers shall fail to notify the Company of their intention to effect such financing within such time period, the Company may effect such Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate principal amount of Debentures purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount less than or in excess of the aggregate amount set forth in the Subsequent Placement Notice.

         (c) Except as set forth on Schedule 3.9(c), the Company shall not for a period of 60-Trading Days after the Effective Date, provided that such 60-Trading Day period shall be extended for the number of Trading Days during such period (A) in which trading in the

Common Stock is suspended by The Nasdaq Stock Market or such market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or (C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares (the "Registration Restriction Period", without the prior written consent of the Purchasers, permit to be filed a registration statement which seeks to register "Discount Shares" (as hereinafter defined). Notwithstanding the foregoing, on or after the tenth Trading Day preceding the expiration of the Registration Restriction Period the Company may file a registration statement covering Discount Shares, provided that such registration statement shall not be declared effective by the SEC prior to the expiration of the Registration Restriction Period. The term "Discount Shares" shall mean (i) Common Stock, the purchase price per share of which on the date of sale was less than 75% of the fair market value of such shares on such date, or (ii) First Refusal Convertible Securities where the purchase price to be paid for the Common Stock issuable pursuant to such First Refusal Convertible Securities is, or could be, less than 75% of the fair market value of such shares on the date the First Refusal Convertible Security was first issued.

    3.10 Certain Securities Laws Disclosures; Publicity. The Company shall: (i) on the Initial Closing Date, issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Initial Closing Date (including this Agreement, the form of Warrant and the Registration Rights Agreement as exhibits thereto), and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than one Business Day prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. Such filings will not be made without the consent of the Purchasers, not to be unreasonably withheld or delayed. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication.

    3.11 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for the repayment of debt incurred under the PNC Agreement and for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than pursuant to the PNC Agreement and payment of (a) trade payables in the ordinary course of the Company's business and consistent with prior practices or (b) capital lease obligations).

    3.12 Reimbursement. If any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

    3.13 Certain Trading Restrictions. (a) Each Purchaser agrees that it will not enter into and will not encourage or assist others into entering on its behalf into any Short Sales (as hereinafter defined) or have other Persons do so on their behalf for so long as its holds Debentures. For purposes hereof, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by a Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Purchaser, on any date of computation, Underlying Shares that would be issuable upon the conversion in full of the Debentures or exercise in full of the Warrants held by such Purchaser shall be deemed to be held long by such Purchaser.

         (b) The Company shall not issue or sell any of the principal amount of the Debentures to any Person other than the Purchasers.

    3.14 No Dividends. So long as any amount remains outstanding under any Debenture, the Company shall not pay any dividend on account of any outstanding capital stock, except dividends paid in shares of the Company's capital stock.

    3.15 Adjustment to Exchange Ratio. In the event that at any time prior to the Third Closing Date the Exchange Ratio (as defined in the Merger Agreement) is modified such that each share of Cereus Common Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) shall be converted into the right to receive, without interest, more than 1.75 fully paid and non-assessable shares of Parent Common Stock (as defined in the Merger Agreement), then the Conversion Price shall be decreased proportionately as follows:
                    PX
         CP= X+((CN)-- (CO))

Where:
         CP= New Conversion Price;

         P= $4.80;

         X= 41,606,823;

         C= 9,023,444;

         O= 1.75; and

         N= The new Exchange Ratio.


                                    ARTICLE 4

                                   CONDITIONS

    4.1 Conditions Precedent to the Obligation of the Purchasers to Purchase Initial Tranche Debentures and Warrants at the Initial Closing. The obligation of each Purchaser to acquire Initial Tranche Debentures and Warrants at the Initial Closing is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the Initial Closing Date, of each of the following conditions:

         (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the First Closing Date as though made on and as of such date;


         (ii) Delivery of Closing Items. The Company shall have delivered to the Purchasers all of the items required to have been delivered by the Company under
Section 1.2 on or before the First Closing Date;

         (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;


         (iv) Adverse Changes. Since the date of execution of this Agreement, no event or series of events which reasonably could be expected to have or result in a Material Adverse Effect shall have occurred;


         (v) No Suspensions of Trading in Common Stock; Listing. The trading in the Common Stock shall not have been suspended by the Commission or on The Nasdaq Stock Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date been listed for trading on The Nasdaq Stock Market; and


         (vi) Subordination. All outstanding indebtedness of the Company to Cereus shall be subordinate in right of payment to the Debentures pursuant to a subordination agreement executed by Cereus in form and substance reasonably satisfactory to Purchaser.


    4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase Debentures at Second and Third Closings. The obligation of each Purchaser to acquire Debentures at the Second Closing and Third Closing (as the case may be) is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the applicable Closing Date, of each of the following conditions (the parties agree that the Purchasers shall, if one or more of the conditions set forth below are not satisfied, have the right to purchase at such Closing less than the amount of the Securities otherwise to have been acquired by them at such Closing, in such amount, if any, as they may determine in their sole discretion):

         (i) Prior Closing. In the case of the Second Closing, the Initial Closing shall have occurred and, in the case of the Third Closing, the Second Closing shall have occurred;


         (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made on and as of such Closing Date (and provided further that the Company shall update Schedule 2.1(c) between five and ten Business Days immediately prior to such Closing Date);


         (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Closing Date;


         (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

         (v) Adverse Changes. Since the Initial Closing Date, no event or series of events which reasonably could be expected to have or result in a Material Adverse Effect shall have occurred;

         (vi) No Suspensions of Trading in Common Stock; Listing. The trading in the Common Stock shall not have been suspended by the Commission or on the Nasdaq Stock Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the Initial Closing Date, and the Common Stock shall have been at all times since the Initial Closing Date listed for trading on The Nasdaq Stock Market;


         (vii) Change of Control. Except as contemplated by the Merger Agreement, no Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity in which the Company is not the surviving legal entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).


         (viii) Performance of Conversion and Exercise Obligations. The Company shall have delivered Underlying Shares upon conversion, if any, of the Debentures and exercise, if any, of the Warrants in accordance with their respective terms;


         (ix) Closing Threshold. For the twenty Trading Days immediately preceding such Closing Date, the average daily trading volume of the Common Stock on the Nasdaq Stock Market as reported by Bloomberg LP, shall be at least 120,000 shares and the average of the Per Share Market Value for the twenty and five Trading Day period immediately preceding such Closing Date shall be at least $3.50 and $3.00, respectively (subject to adjustment in the event if stock splits and similar events); and


         (x) Shareholder Approval. No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market in order to issue 130% of the Underlying Shares issuable upon the conversion in full of the Debentures issuable at such Closing.


         (xi) Issuance of Debentures and Warrants. The Company shall have reserved for issuance to the Purchasers upon the conversion of the Debentures and the exercise of the Warrants a number of shares of Common Stock equal to no less than the sum of 175% of the shares of Common Stock which would be issuable upon conversion in full of such Debentures, assuming that such conversion occurred at the Conversion Price on the date of such Closing and the exercise in full of the Warrants.


         (xii) Market Cap Thresholds. (a) The aggregate of the $1,000,000 to be delivered to the Company at the Second Closing shall not exceed 3.0% of the Company's market cap (which equals the product of the number of shares of Common Stock outstanding on the measurement date and the closing sales price of the Common Stock on the Trading Day immediately preceding the Closing Date) on the Trading Day immediately prior to the Second Closing Date and (b) the aggregate of the $2,000,000 to be delivered to the Company at the Third Closing shall not exceed 3.0% of the Company's market cap on the Trading Day immediately prior to the Third Closing Date.


         (xiii) No Modification to Merger Agreement. No amendment or modification to Section 6.14 or 6.15 of the Merger Agreement shall have been made.


    4.3 Conditions Precedent to the Obligation of the Company to sell Debentures and Warrants at the Closings. The obligation of the Company to sell Debentures and Warrants at the Closings is subject to the satisfaction by the Purchaser or waiver by the Company, at or before each respective Closing Date, of each of the following conditions:

         (i) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;


         (ii) Delivery of Closing Items. The Purchaser shall have delivered to the Purchasers all of the items required to have been delivered by the Purchaser under Section 1.2 or 1.3 hereof, as the case may be;


         (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.


                                    ARTICLE 5

                                  MISCELLANEOUS

    5.1 Fees and Expenses. At the Initial Closing the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to MZRL $25,000 (minus prior payments) for the preparation and negotiation of the Transaction Documents, and $7,500 at the Second Closing. The amount contemplated by the immediately preceding sentence shall be deducted by the Purchasers for the purchase price and shall be delivered to MZRL at a Closing. The Purchasers shall pay MZRL's fees and expenses in connection with the Third Closing. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

    5.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

    5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

    If to the Company:           Eltrax Systems, Inc.
                                 400 Galleria Parkway, Suite 300
                                 Atlanta, GA 30339
                                 Facsimile No.: (678) 589-3750
                                 Attn: Chief Financial Officer

    With copies to:              Jaffe, Raitt, Heuer & Weiss P.C.
                                 One Woodward Avenue, Suite 2400
                                 Detroit, MI 48226
                                 Facsimile No.: (313) 961-8358
                                 Attn:  William E. Sider, Esq.

                                 Rogers & Hardin LLP
                                 2700 International Tower
                                 229 Peachtree Street, N.E.
                                 Atlanta, GA 30303
                                 Facsimile No.:  (404) 525-2224
                                 Attn:  Steven E. Fox, Esq.

                                 and

                                 Cereus Technology Partners, Inc.
                                 1000 Abernathy Road
                                 400 Northpark, Suite 1000
                                 Atlanta, GA 30328
                                 Facsimile No.:  (770) 668-9095
                                 Attn:  Chief Executive Officer

    If to a Purchaser:           To the address set forth under such
                                 Purchaser's name on the signature
                                 pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

    5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

    5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

    5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

    5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

    5.8 Governing Law. The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction

Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

    5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and conversion (as the case may be) of the Warrants and the Debentures for a period of three years from the last Closing Date.

    5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

    5.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

    5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

    5.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       ELTRAX SYSTEMS, INC.



                                       By: /s/ William A. Fielder, III
                                          --------------------------------------
                                          Name:   William A. Fielder III
                                          Title:  Chief Financial Officer



                                       By: /s/ Steven A. Odom
                                          --------------------------------------
                                          Name:   Steven A. Odom
                                          Title:  Acting Chief Executive Officer



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                  STRONG RIVER INVESTMENTS, INC.


                                  By: /s/ Kenneth L. Henderson, attorney in fact
                                     -------------------------------------------
                                     Name:
                                     Title:


    First Tranche Debentures Purchase Price:         $    2,000,000
    Second Tranche Debentures Purchase Price:        $      500,000
    Third Tranche Debentures Purchase Price:         $    1,000,000
    B-1 Warrants:                                           104,168
    B-2 Warrants:                                            52,083
    B-3 Warrants:                                            26,041



    Address for Notice:      c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                             Vanterpool Plaza, 2nd Floor
                             Wickhams Cay I, Road Town
                             Tortola, British Virgin Islands


    With copies to:          Morse Zelnick Rose & Lander LLP
                             450 Park Avenue, Suite 902
                             New York, New York 10022
                             Facsimile No.: (212) 838-9190
                             Attn:  Kenneth S. Rose, Esq.

                                  BAY HARBOR INVESTMENTS, INC.


                                  By: /s/ Kenneth L. Henderson, attorney in fact
                                     -------------------------------------------
                                     Name:
                                     Title:


    First Tranche Debentures Purchase Price:         $    2,000,000
    Second Tranche Debentures Purchase Price:        $      500,000
    Third Tranche Debentures Purchase Price:         $    1,000,000
    B-1 Warrants:                                           104,168
    B-2 Warrants:                                            52,083
    B-3 Warrants:                                            26,041

    Address for Notice:      c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                             Vanterpool Plaza, 2nd Floor
                             Wickhams Cay I, Road Town
                             Tortola, British Virgin Islands

    With copies to:          Morse Zelnick Rose & Lander LLP
                             450 Park Avenue, Suite 902
                             New York, New York 10022
                             Facsimile No.: (212) 838-9190
                             Attn:  Kenneth S. Rose, Esq.

                                                                      EXHIBIT A

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                                              NEW YORK, NEW YORK
                                                                   JULY 27, 2000

NO. [      ]
                                $---------------

                              ELTRAX SYSTEMS, INC.
                           5.00% CONVERTIBLE DEBENTURE
                                 DUE [ ], 200[1]

    THIS DEBENTURE is one of a series of duly authorized and issued debentures of ELTRAX SYSTEMS, INC., a Minnesota corporation, having a principal place of business at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (the "Company"), designated as its 5.00% Convertible Debentures, due [ , 2000](1), in the aggregate principal amount of Seven Million Dollars ($7,000,000)(2) (the "Debentures").

    FOR VALUE RECEIVED, the Company promises to pay to the order of [ ], or its registered assigns (the "Holder"), the principal sum of _____ Million Dollars ($__,000,000), on [ , 2000](3) or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest thereon at the rate of 5.00% per annum, payable in arrears on each Conversion Date (as defined herein) and on each March 31, June 30, September 30 and December 31 of each year during which this Debenture remains outstanding (for purposes of payment of interest, each Conversion Date and each quarterly date being an "Interest Payment Date"), in cash. Interest shall be calculated on the basis of a 360-day year of twelve thirty-day months and shall accrue daily (but compound annually) commencing on the Original Issue Date (as defined in Section 7) until payment (whether through conversion of all outstanding principal amount

------------
(1)   One year from the applicable Closing Date.

(2) Tranche 1 Debentures aggregate $4,000,000; Tranche 2 Debentures aggregate $1,000,000; and Tranche 3 Debentures aggregate $2,000,000.

(3)   One year from the applicable Closing Date.

hereunder or otherwise) in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 7) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register"). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (to accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash.

    This Debenture is subject to the following additional provisions:

    Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

    Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 7) and may be transferred or exchanged to another Person only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

    Section 3. Events of Default.

         (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               (i) any default in the payment of the principal of, interest on or any other amount due in respect of, any Debentures, free of any claim of subordination, by the fifth Business Day (as defined in Section 6) following the date the same shall become due and payable (whether on an Interest Payment Date or the Maturity Date, by acceleration or otherwise);


               (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, any Transaction Document (as defined in Section 7) or any other Debenture (other than those matters that are the specific subject of another Event of Default under this Section), and such failure or breach shall not have been remedied within twenty Business Days after the date on which notice of such failure or breach shall have been given;

               (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;


               (iv) the Company shall default in any of its payment obligations under any other Debenture of any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding five hundred thousand dollars ($500,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable without such indebtedness having been discharged in full or any acceleration of such indebtedness having been rescinded or annulled in full within the applicable grace period;


               (v) the Common Stock shall not be quoted for trading on The Nasdaq National Market ("NASDAQ") or, if the Common Stock shall hereafter become listed or quoted for trading on the Nasdaq SmallCap Market, The New York Stock Exchange, or American Stock Exchange (each, a "Subsequent Market"), it shall fail to be quoted or listed for trading on such Subsequent Market, for an aggregate of five Trading Days;


               (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 7), shall agree to sell or dispose of all or substantially all of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section 6));

               (vii) an Underlying Shares Registration Statement shall not have been declared effective by the Commission (as defined in Section 6) on or prior to the 175th day after the Original Issue Date;


               (viii) if, during the Effectiveness Period (as defined in the Registration Rights Agreement (as defined in Section 8)), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under an Underlying Shares Registration Statement, in either case, for an aggregate of more of than sixty Trading Days (which need not be consecutive Trading Days) in any twelve month period;


               (ix) an Event (as defined in the Registration Rights Agreement) shall not have been cured to the reasonable satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the 175th day after the Original Issue Date, which shall be covered by Section 3(a)(vii));


               (x) the Company shall fail for any reason to deliver certificates to a Holder prior to the seventh (7th) Trading Day after a Delivery Date (as defined in Section 4(e)) pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or


               (xi) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five Business Days after written notice for such Buy-In is provided.

         (b) If any Event of Default occurs, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount (as defined in Section 7) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder within thirty (30) days of the date of a declaration of an Event of Default and then held by the Holder and (B) the closing sales price of the Common Stock as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the seventh Business Day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof at the rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures and Underlying Shares for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

    Section 4. Conversion.

         (a) Conversion at Option of Holder. The Holder shall effect conversions hereunder by delivering to the Company by facsimile a completed conversion notice in the form attached as Exhibit A (a "Holder Conversion Notice") and delivery to the Company within two Trading Days thereafter of the principal amount of Debentures to be converted. Each Holder Conversion Notice shall specify the date on which such conversion is to be effected, which date may not be prior to the date such Holder Conversion Notice is deemed to have been delivered hereunder (a "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered hereunder. Subject to Section 4(b), each Holder Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Holder Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(e)) a new Debenture for such principal amount as has not been converted.

         (b)   Conversion at Option of the Company.

               (i) If the conditions set forth in this subsection are satisfied, the Company may require the conversion of all or a portion of the principal amount of the Debentures subject to an effective Underlying Shares Registration Statement. The Company shall only have the right to require conversions hereunder if (i) the closing sales price of the Common Stock as reported by Bloomberg L.P. (or any successor to its function of reporting share prices) exceeds $6.72 (subject to equitable adjustment in the event of stock splits and similar events) for twenty consecutive Trading Days following the date on which an Underlying Shares Registration Statement shall have first been declared effective by the Securities and Exchange Commission (the "Effective Date"), (ii) the Underlying Shares Registration Statement shall be effective and the prospectus thereunder available to the Holders for the resale of all Underlying Shares issuable upon such conversion during the entire twenty Trading Day period and on the Company Conversion Date (as defined below) or Underlying Shares may be sold by the Holder subject to such conversion without volume limitation under Rule 144(k) promulgated under the Securities Act on the Company Conversion Date, (iii) the Company has available sufficient unreserved and available shares of Common Stock to fulfill its share delivery requirements upon such conversion, (iv) the Common Stock is listed or quoted for trading on the NASDAQ or a Subsequent Market during the entire twenty Trading Day calculation period described above in this subsection, (v) such conversion would not result in a violation of Section 4d(i), (ii) or (iii), and (vi) the Company shall not have been more than three Trading Days late in delivering any conversion shares pursuant to Section 4(e).

               (ii) The Company shall exercise its right to require conversions under Section 4(b)(i) by delivering to the Holder a completed conversion notice in the form attached as Exhibit B (a "Company Conversion Notice"). Each of a Company Conversion Notice and a Holder Conversion Notice is sometimes referred to herein as a "Conversion Notice". Each Company Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Company Conversion Notice is deemed to have been delivered hereunder (a "Company Conversion Date"). Each of a Company Conversion Date and a Holder Conversion Date is referred to herein as a "Conversion Date". If no Conversion Date is specified in a Company Conversion Notice, the Conversion Date shall be the date that such Company Conversion Notice is deemed delivered hereunder. Subject to the Holder's rights under Section 4(b), the conversion subject to each Company Conversion Notice, once given, shall be irrevocable. Not more than three Trading Days following receipt of the Company Conversion Notice, the Holder shall deliver to the Company the principal amount of Debentures subject to such Company Conversion Notice against receipt of the Underlying Shares. If the Company is requiring conversion of less than the full principal amount represented by the Debenture(s) tendered by the Holder following a Company Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(e)) a new Debenture for such principal amount as has not been converted.

         (c) Number of Underlying Shares Issuable Upon Conversion.

               (i) The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by adding the sum of (i) the quotient obtained by dividing (x) the principal amount of this Debenture to be converted and (y) the Conversion Price (as defined herein), and (ii) the amount equal to
(I) the product of (x) the principal amount of this Debenture to be converted and (y) the product of (1) .000139 and (2) the number of days for which such principal amount was outstanding, divided by (II) the Conversion Price on the Conversion Date, provided, that (1) if the Company shall have paid the interest at issue in cash, subsection (ii) shall not be used in the calculation of the number of shares of Common Stock issuable upon such conversion, and (2) only such portion of the accrued and outstanding amount of interest owing on the principal amount being converted shall be calculated in subsection (ii), giving credit for previously paid interest on such principal amount.

               (ii) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to permit issuance of the shares upon Conversion; (2) after the Effective Date (as defined in Section 7) such shares of Common Stock (x) are not registered for resale pursuant to an effective

Underlying Shares Registration Statement and (y) may not be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as defined in Section 7), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent in the form and substance reasonably acceptable to the applicable Holder and such transfer agent; (3) the Common Stock is not listed or quoted for trading on the NASDAQ or on a Subsequent Market; or (4) the issuance of such shares of Common Stock would result in a violation of Sections 4(d)(i), (ii) or (iii), then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to Section 4(c), shall deliver, within ten Trading Days of each applicable Conversion Date, an amount in cash equal to the product of (a) the outstanding principal amount of the Debentures to be converted on such Conversion Date and
(b) the product of (x) .000139 and (y) the number of days for which such principal amount was outstanding, less any interest previously paid in cash.

         (d)   Certain Conversion Restrictions.

               (i) A Holder may not convert Debentures to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debentures held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Debentures are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

               (ii) A Holder may not convert Debentures to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of

Common Stock, including shares issuable upon conversion of the Debentures held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Debentures are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in
Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

               (iii) If the Common Stock is then listed for trading on the NASDAQ National Market or the Nasdaq SmallCap Market and the Company has not obtained the Shareholder Approval (as defined below), then the Company is precluded from issuing at a Conversion Price or, with respect to the Warrants described below in this sentence, an exercise price, that is less than the closing sales price per share of the Common Stock on the Trading Day immediately preceding the first closing of the transactions contemplated by the Purchase Agreement, subject to equitable adjustment in the event of stock splits and similar events (such price, the "Market Price"), in excess of 5,160,577 shares of Common Stock (the "Issuable Maximum") upon conversion of the Debentures and exercise of the Warrants (as defined in the Purchase Agreement). The Issuable Maximum equals 19.999% of the number of shares of Common Stock outstanding immediately prior to the first closing of transactions set forth in the Purchase Agreement. Accordingly, if on any Conversion Date (A) the Common Stock is listed for trading on the NASDAQ or the Nasdaq SmallCap Market and (B) the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) applicable to approve the issuance of a number of shares of Common Stock in excess of the Issuable Maximum at a price below the Market Price, then the Company shall issue to the Holder requesting a conversion a number of shares of Common Stock equal to the lesser of (x) the number of shares of Common Stock issuable upon such conversion at the Conversion Price and (y) the Issuable Maximum less all shares of Common Stock previously issued upon conversion of the Debentures and as payment of interest thereon (but only those shares issued at a Conversion Price less than the Market Price) and all shares of Common Stock previously issued upon any exercise of Warrants (but only those shares issued at an exercise price less than the Market Price). With respect to the principal amount of Debentures tendered for conversion at issue for which a conversion in accordance with the Conversion Price would, when aggregated with all shares of Common Stock previously issued on account of conversions of Debentures and payment of interest thereon and upon exercise of Warrants (at the exercise and Conversion Price described in the immediately preceding sentence) (the "Excess Principal"), result in the issuance of a number of shares of Common Stock in excess of the Issuable Maximum, the converting Holder shall have the option to require the Company to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the first to occur of (x) the twenty-fifth day from the date that the Commission approves or indicates that it has no further comments to the Company's preliminary proxy statement, if any, prepared for delivery to the shareholders of the Company in connection with the Shareholder Approval contemplated hereby and (y) the 90th day after such request (such date the "Approval Date"), or (2) pay cash to the converting Holder in an amount equal to the Mandatory Prepayment Amount for the Excess Principal. If the converting Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed for any reason to obtain the Shareholder Approval on or prior to the Approval Date, then within three days of the Holder's demand therefore, which may be given at any time following the Approval Date, the Company shall pay cash to the converting Holder in an amount equal to the Mandatory Prepayment Amount for the Excess Principal. If the Company fails to pay the Mandatory Prepayment Amount in full pursuant to this Section within seven days of the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full. In the event there is more than one holder of Debentures, the Issuable Maximum applicable to each Debenture shall be determined pro rata by reference to the percentage of the principal amount of all Debentures held by such Holder, provided that if one or more Debentures shall have been prepaid or converted without having been issued its pro rata allocated portion of the Issuable Maximum such unissued shares shall be allocated pro rata to the remaining Holders. It is understood and agreed that shares of Common Stock delivered to and held by the Holder or one of its affiliates on account of conversion hereunder may not cast votes on the matter of Shareholder Approval. Shares delivered on account of conversion hereunder and not held by the Holder or its affiliates may cast votes on the matter of Shareholder Approval. Any Mandatory Prepayment Amount owing pursuant to this Section shall be due and payable by the 20th day following the demand therefor.

         (e)   Delivery of Certificates.

               (i) Not later than three Trading Days after any Conversion Date (a "Delivery Date"), the Company will deliver to the Holder (A) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement or in the event that the Holder does not execute and deliver to the Company by fax the undertaking set forth in the Company Conversion Notice within two Trading Days after a Company Conversion Date (provided that in such event, the Company shall cause any legend to be removed immediately upon receipt of such undertaking)) representing the number of shares of Common Stock being acquired upon the conversion of Debentures, (B) Debentures in a principal amount equal to the principal amount of Debentures not converted, and (C) a bank check in the amount of accrued and unpaid interest, provided, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are delivered for conversion to the Company, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.


               (ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section 4 by the Delivery Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after the Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversions of Debentures or as payment of interest thereon by the Delivery Date, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock pursuant to Section 4(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provision of this Section.


               (iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section 4 by the Delivery Date, and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the lesser of (A) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue or (B) the number of shares of Common Stock so purchased, multiplied by (2) the Conversion Price of the Common Stock on the Conversion Date, in which event the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under this Section 4 shall not be so issued. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In in connection with an attempted conversion of Debentures with respect to which the Conversion Price of the Underlying Shares on the applicable Conversion Date multiplied by the number of Underlying Shares was equal to $2,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $9,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(e)(ii) in respect of the certificates resulting in such Buy-In.


         (f) Conversion Price; Adjustment. The Conversion Price of the Debentures on any Conversion Date (the "Conversion Price") shall equal $4.80, subject to adjustment as provided for in subsection (i) through (x) below and in
Section 5 hereof.


               (i) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (other than PIK dividend preferred stock), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.


               (ii) If the Company, at any time while any Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.


               (iii) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Debentures are outstanding shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any Person to acquire shares of Common Stock at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the

         Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Conversion Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.


               (iv) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.


               (v) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only, into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.


               (vi) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.


               (vii) Whenever the Conversion Price is adjusted pursuant hereto, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.


               (viii) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the twenty-day period commencing the date of such notice to the effective date of the event triggering such notice.


               (ix) Except as contemplated by the Merger Agreement, in case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon then fair market value) in one or a series of related transactions, a Holder shall have the right to (A) if permitted under Section 3(b) hereof, exercise its rights of prepayment under Section 3(b) with respect to such event, or (B) convert its aggregate principal amount of Debentures then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Debentures could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the event that the Holder shall have elected under clause (A) above and the Company shall not have failed to pay the amounts due under Section 3(b) by the second Business Day prior to the closing of such Change of Control Transaction, or shall have indicated its intention to do so, then in the case of a merger or consolidation at the closing thereof, (x) require the surviving entity to issue shares of convertible preferred stock or convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of Debentures then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued shares of preferred stock or debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture (except, in the case of preferred stock, as may be required to reflect the differences between equity and debt) and shall be entitled to all of the rights and privileges of a Holder of Debentures set forth herein and the agreements pursuant to which the Debentures were issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible preferred stock or convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

               (x) In the event that at any time prior to the Third Closing Date (as defined in the Purchase Agreement) the Exchange Ratio (as defined in the Merger Agreement) is modified such that each share of Cereus Common Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) shall be converted into the right to receive, without interest, more than 1.75 fully paid and non-assessable shares of Parent Common Stock (as defined in the Merger Agreement), then the Conversion Price shall be decreased proportionately as follows:



                CP=         PX
                            --
                      X+((CN)-- (CO))

Where:
                CP=   New Conversion Price;

                P=    $4.80;

                X=    41,6506,823;

                C=    9,023,444;

                O=    1.75; and

                N=    The new Exchange Ratio.

         (g) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

         (h) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         (i) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         (j) Any provision herein to be contrary notwithstanding, no adjustment in the Conversion Price of the Debentures shall be made in respect of the issuance by the Company of additional shares of Common Stock or additional Common Stock Equivalents (i) unless the consideration per share for an additional share of Common Stock Equivalents is less than the Conversion Price in effect on the date of, and immediately prior to, such issue; or (ii) in any case where the shares of Common Stock or the Common Stock Equivalents are issued or issuable (A) upon conversions of the Debentures, (B) upon exercise of outstanding options or warrants, (C) to any bank lender, or (D) to employees, officers or directors of, or consultants to, the Company pursuant to stock option or stock purchase plans or agreements or terms approved by the Company's Board of Directors.

         (k) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 400 Galleria Parkway, Suite 300, Atlanta, GA 30339, Facsimile No.: (703) 375-3160, attention General Counsel, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section, with a copy to (other than for Conversion Notices) to Jaffe, Raitt, Heuer & Weiss P.C., One Woodward Avenue, Suite 2400, Detroit, MI 48226. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

    Section 5. Put Option; Redemption.

         (a) If, at any time after the Original Issue Date, the Per Share Market Value shall be less than $4.00 (as adjusted from time to time for stock splits, stock dividends and the like) for fifteen consecutive Trading Days then, and in such event the Holder shall at any time thereafter have the option to require the Company to prepay this Debenture for an amount equal to the Mandatory Prepayment Amount plus any and all accrued and unpaid interest (the "Put Prepayment Amount") by notifying the Company in writing of its election to do so (a "Put Notice"). Within five Business Days of receipt of a Put Notice, the Company shall either pay the Put Prepayment Amount or advise the Holder in writing (an "Election Notice") that it has elected not to prepay this Debenture, but instead has elected to reduce the Conversion Price, in which event the Company shall not be required to prepay this Debenture and the Conversion Price then in effect shall thereafter be adjusted on the first day of each month following the giving of the Put Notice to an amount which shall equal the lesser
(a) of the Conversion Price in effect on the first day of such month or (b) the average Per Share Market Value for the last ten Trading Days of the prior month (i.e., if the Conversion Price in effect on September 1, 2000 were $5.50 per share and the average Per Share Market Value for the last ten Trading Days of August 2000 were $3.25 per share, the Conversion Price would on and after September 1, 2000 be $3.25 per share and, if the Conversion Price thereafter remained unchanged until October 1, 2000 and the average Per Share Market Value for the last ten Trading Days of September 2000 were $3.50 per share the Conversion Price in effect from and after October 1, 2000 would remain $3.25 per share, etc.)

         (b) In the event the Company fails to deliver an Election Notice within the prescribed period, then, and in such event, the Holder shall have twenty business days to advise the Company in writing of its election to receive the Put Prepayment Amount which, in such event, shall be immediately due and payable, or to reduce the Conversion Price as provided in this Section, retroactive to the date of the Put Notice.

         (c) If at any time after the Original Issue Date the following two conditions are met, the options set forth in Section 5(a) and 5(b) above, if not previously effected, shall terminate and be of no further force and effect (if the option set forth in Section 5(b) above shall have previously been exercised, no further adjustment shall thereafter be required):

               (i) The Per Share Market Value shall exceed $6.00 (as adjusted for stock dividends or any subdivision, combination or reclassification of the Common Stock) for a period of Twenty Consecutive Trading Days (the "Measurement Period"); and

               (ii) The Underlying Share Registration Statement shall have been effective at all times during the Measurement Period.

         (d) If the Cereus Merger shall not have been consummated on or prior to the 150th day after the Original Issuance Date, then by notifying the Company in writing of its election to do so (a "Redemption Notice"), the Holder shall have, at any time thereafter, the option to require the Company to prepay this Debenture for the "Prepayment Amount" (as defined below). The Prepayment Amount shall equal, (i) if such prepayment is made on or before the ninetieth day following the Redemption Notice, one-hundred percent of the principal amount of this Debenture, (ii) if such prepayment is made after the ninetieth day but on or before the one hundred eightieth day following the Redemption Notice, one hundred ten percent of the principal amount of this Debenture, and (iii) if such prepayment is made after the one hundred eightieth day following the Redemption Notice, one hundred twenty percent of the principal amount of this Debenture, in each case together with any and all accrued and unpaid interest through the date of payment. Until this Debenture is paid in full, Holder shall have all of its rights hereunder without interruption or modification notwithstanding its delivery of Redemption Notice.


    Section 6. Unconditional Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders (creation of a class of preferred stock that does not otherwise alter the relative rights, preferences or terms of this Debenture or otherwise breach other provisions of the Transaction Documents will not violate this clause); or (ii) enter into any agreement with respect to the foregoing. The Company may not prepay principal amount under the Debentures without the consent of the Holders.

    Section 7. Definitions. For the purposes hereof, the following terms shall have the following meanings:

         "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         "Cereus Merger" means the consummation of the transactions contemplated by the Merger Agreement.

         "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Effective Date" means the date that an Underlying Shares Registration Statement is declared effective by the Commission.

         "Mandatory Prepayment Amount" shall equal the sum of (i) the greater of
(A) 120% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, and (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the closing sales price of the Common Stock as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on (x) the date the Mandatory Prepayment Amount is demanded or otherwise becomes due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such principal amount. Notwithstanding the foregoing, if the event giving rise to the obligation to pay any Mandatory Prepayment Amount shall be a merger or business combination or sale that would constitute a Change of Control Transaction, then (x) if the consideration to be received by the Holder were it to participate in such transaction would result in a premium of 20% or more above the outstanding Debenture principal amount and interest hereunder, clause (A) in this definition shall be deleted for such purposes and (y) if the consideration to be received by the Holder were it to participate in such transaction would result in a premium of 10% to 19.99% above the outstanding Debenture principal amount and interest hereunder, clause (A) in this definition shall equal 110%.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of June 12, 2000 by and among the Company and Cereus Technology Partners, Inc.

         "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

         "Per Share Market Value" means on any particular date (a) the closing bid price per share of Common Stock on such date on the NASDAQ, or if there is no such price on such date, then the closing bid price on the NASDAQ on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on a NASDAQ, the closing sale or bid price, as applicable, for a share of Common Stock on a Subsequent Market, at the close of business on such date, or (c) if the shares of Common Stock are not then listed or quoted on a Subsequent Market, then the average of the "bulletin board" quotes on such date, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the principal amount of Debentures then outstanding.

         "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         "Purchase Agreement" means the Convertible Debenture Purchase Agreement, dated July 27, 2000, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated July 27, 2000, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Trading Day" means (a) a day on which the shares of Common Stock are traded on a The Nasdaq NMS, or (b) if the shares of Common Stock are not listed on The Nasdaq NMS, a day on which the shares of Common Stock are traded on a subsequent Market, or (c) if the shares of Common Stock are not quoted on the NASDAQ or any Subsequent Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any Business Day.

         "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

         "Underlying Shares" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

         "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering, among other things, the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

    Section 8. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

    Section 9. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

    Section 10. No current indebtedness of the Company is, and no future indebtedness of the Company will be, senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise other than Senior Indebtedness (as defined below), indebtedness secured by purchase money security interests (which will be senior as to the underlying asset covered thereby) and capital lease obligations (which will be senior as to the property covered thereby).

    Section 11. (a) Subject to the provisions of this Section 11 relating to payments on the Subordinated Indebtedness that are permitted to be made to the extent and under the circumstances set forth herein, Holder hereby postpones and subordinates all of the Subordinated Indebtedness to the full and final payment and discharge of all of the Senior Indebtedness.

         (b) Except as otherwise provided in Section 11(c) hereof, (i) Company may pay to Holder, and Holder may accept and retain, any regularly scheduled installments of principal and interest due and owing to Holder from Company under this Debenture in accordance with its tenor, but without prepayment (whether mandatory or optional) or payment upon acceleration, including, without limitation, any Put Prepayment Amount, and (ii) Holder and Company may exercise their rights under this Debenture to convert all or a portion of the Subordinated Indebtedness to Common Stock.

         (c) Company shall not be permitted to make any payments with respect to the Debenture (other than distributions of Common Stock upon the conversion of all or a portion of the Subordinated Indebtedness to Common Stock), including, without limitation, any Put Prepayment Amount, and Holder shall not be permitted to retain any payments with respect to the Debenture (other than distributions of Common Stock upon the conversion of all or a portion of the Subordinated Indebtedness to Common Stock) if, at the time of making such payment or as a result thereof, any PNC Default or PNC Event of Default exists or would exist. In no event shall any Lender's continuing to honor any requests of Company or any other borrower for loans or other extensions of credit under the PNC Agreement after the occurrence or existence of any such PNC Default or PNC Event of Default be deemed a waiver thereof, unless such PNC Default or PNC Event of Default is expressly waived in writing by the Lenders.

         (d) If any payment, distribution or security, or the proceeds thereof, are received by Holder on account of or with respect to any of the Subordinated Indebtedness other than as expressly permitted in this Section 11, Holder shall forthwith deliver same to Agent, for application to the Senior Indebtedness outstanding under the PNC Agreement, in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein) or, at Agent's option, Holder shall pay to Agent the amount thereof on demand. Until so delivered, any such payment, distribution or security shall be held by Holder in trust for Agent and shall not be commingled with other funds or property of Holder.

         (e) Any amendment or modification of the terms of this Section 11 shall not be effective against any Senior Creditor unless such Senior Creditor so consents in writing.

         (f) No present or future Senior Creditor shall be prejudiced in its right to enforce the provisions of this Section 11 by any act or failure to act on the part of Company.

         (g) Holder agrees and acknowledges that in no event shall Holder accept, receive or otherwise obtain any Lien on any assets of Company or any of its subsidiaries. If, notwithstanding the foregoing, Holder is granted or otherwise acquires such a Lien, Holder agrees and acknowledges such Lien shall be subordinated to any and all Liens held by any Senior Creditor on any such assets.

         (h) If the Senior Indebtedness has been indefeasibly paid and discharged, Holder shall be subrogated (without any representation by or recourse to any Senior Creditor) to the rights of Senior Creditors to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Indebtedness, to the extent of all payments and distributions paid over to or for the benefit of Senior Creditors pursuant to this Section 11 on account of the Subordinated Indebtedness. In no event, however, shall Holder have any rights or claims against any Senior Creditor for any alleged impairment of Holder's subrogation rights, Holder acknowledging that any actions taken by a Senior Creditor with respect to the Senior Indebtedness or the collateral securing all or any part of the Senior Indebtedness are authorized and consented to by Holder.

         (i) The provisions of this Debenture subordinating the Subordinated Indebtedness are solely for the purpose of defining the relative rights of Senior Creditors and Holder and shall not impair, as between Holder and Company, the obligation of Company, which is unconditional and absolute, to pay the Subordinated Indebtedness in accordance with its terms except as payment thereof may be postponed in accordance with this Debenture.

         (j) For purposes of this Section 11, the following terms shall have the following meanings:

         "Agent" shall mean PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders, and its successors in such capacity.

         "Insolvency Proceeding" means any action, suit, case or proceeding commenced by or against Company or any of its subsidiaries for the appointment of a receiver for Company, any of Company's subsidiaries, any of Company's property or any property of any subsidiary of Company, for an order for relief under any chapter of the United States bankruptcy code, as an assignment for the benefit of creditors or for any relief under any other insolvency law relating to the readjustment, reorganization, composition or extension of debts owed by Company or any subsidiary.

         "Lenders" shall mean the various lenders who are or may become parties to the PNC Agreement from time to time.

         "Lien" shall mean any security interest, statutory lien, common law lien, equitable lien, or judicial lien or other interest in any property.

         "PNC Agreement" shall mean the Revolving Credit and Security Agreement dated March 14, 2000, among Company, the other borrowers from time to time party thereto, Lenders and Agent, as such agreement may be amended, modified, restated, replaced, extended, refinanced, increased, renewed or supplemented from time to time, any and all agreements relating thereto and any agreement executed with or in favor of the Agent or any of the Lenders in connection with any amendment, modification, restatement, replacement, extension, refinancing, renewal or supplement thereof.

         "PNC Default" shall have the meaning ascribed to the term "Default" in the PNC Agreement.

         "PNC Event of Default" shall have the meaning ascribed to the term "Event of Default" in the PNC Agreement.

         "Senior Creditor" shall mean any holder of any of the Senior Indebtedness.

         "Senior Indebtedness" means the principal of, and premium, if any, and interest on (i) all indebtedness of Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions whose primary business is lending money, including, without limitation, commercial paper and accounts receivable sold or assigned by Company to such institutions and any indebtedness of Company incurred in any Insolvency Proceeding, and (ii) principal of, and premium, if any, and interest on any indebtedness or obligations of a subsidiary of Company of the kinds described in (i) above assumed or guaranteed in any manner by Company, as any of such indebtedness, obligations or liabilities described in (i) or (ii) may be amended, modified, restated, replaced, extended, refinanced, increased, renewed or supplemented from time to time, and "Senior Indebtedness" shall include, all indebtedness, liabilities, debts and obligations of Company and the other borrowers to Agent and Lenders under the PNC Agreement, including, without limitation, all principal, interest, fees and other expenses due and owing thereunder.

         "Subordinated Indebtedness" means all indebtedness, liabilities, debit balances, covenants and duties at any time or times owed by Company or its subsidiaries to Holder, whether direct or indirect, absolute or contingent, secured or unsecured, primary or secondary, joint or several, liquidated or unliquidated, due or to become due, now existing or hereafter arising, including, without limitation, (i) all liabilities of Company to Holder under this Debenture, the Purchase Agreement or the Registration Rights Agreement,
(ii) any debt, liability or obligation owing by Company to any other Person which Holder may have obtained by assignment, pledge, purchase or otherwise,
(iii) all interest, fees, charges, expenses and attorneys' fees for which Company is now or hereafter becomes liable to pay to Holder under any agreement or by law, and (iv) any renewals, extensions or refinancings of any of the foregoing.

    Section 12. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

    Section 13. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

    Section 14. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

    Section 15. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                           ELTRAX SYSTEMS, INC.



                                           By: _________________________________
                                               Name:  William A. Fielder, III
                                               Title: Chief Financial Officer

Attest:



By:_________________________
   Name: Steven A. Odom
   Title: Acting Chief Executive Officer

                                    EXHIBIT A

                            HOLDER CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of the Common Stock (the "Common Stock") of Eltrax Systems, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Conversion Notice (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the Shares (and any certificates representing the Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Shares, and (v) will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement dated July 27, 2000 by and between the Company and the investors signatory thereto) arising out of or based upon any breach by the undersigned of any of the covenants contained herein.

Conversion calculations:          ______________________________________________
                                  Date to Effect Conversion

                                  ______________________________________________
                                  Principal Amount of Debentures to be Converted

                                  ______________________________________________
                                  Number of shares of Common Stock to be Issued

                                  ______________________________________________
                                  Applicable Conversion Price

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Name

                                  ______________________________________________

                                  Address

                                    EXHIBIT B

                            COMPANY CONVERSION NOTICE


(To be Executed by the Company to Require
Conversion of Debentures)

The undersigned authorized officer of the Eltrax Systems, Inc. (the "Company") hereby requires the conversion of the principal amount of the Company's Debentures held by the registered holder addressee hereof of the Company's Common Stock (the "Common Stock") pursuant to the conditions of the Dentures as of the date written below. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:          ______________________________________________
                                  Date to Effect Conversion

                                  ______________________________________________
                                  Principal Amount of Debentures to be Converted

                                  ______________________________________________
                                  Number of shares of Common Stock to be Issued

                                  ______________________________________________
                                  Applicable Conversion Price

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Name and Office


    In order to induce the Company to issue shares without restrictive legend, the undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Conversion Notice (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the

Shares (and any certificates representing the Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Shares, and (v) will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement dated July 27, 2000 by and between the Company and the investors signatory thereto) arising out of or based upon any breach by the undersigned of any of the covenants contained herein.


                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Name

                                                                     EXHIBIT B-1



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                              ELTRAX SYSTEMS, INC.

                                     WARRANT

Warrant No. _______

Dated:       July 27, 2000


    Eltrax Systems, Inc., a Minnesota corporation (the "Company"), hereby
certifies that, for value received, [                      ] or its registered
assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 364,5841 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"). The initial "Exercise Price" for Warrant Shares shall be $5.03 and shall be subject to adjustment from time to time as provided in Section 7. The Holder may acquire Warrant Shares under this Warrant at any time and from time to time from and after the date hereof and through and including July 26, 2005 (the "Expiration Date").

    This Warrant shall be subject to the following terms and conditions:

    1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.


__________________________________________
1   Divisible protata among the investors.

    2.   Registration of Transfers and Exchanges.


         (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.


         (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in
Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.


         (c) This Warrant has been issued subject to certain investment representations of the original Holder set forth in the Convertible Debenture Purchase Agreement among the Company and the Holder dated as of July 27, 2000 (the "Purchase Agreement") and may only be transferred or exchanged in compliance with the transfer restrictions contained therein.


    3.   Duration and Exercise of Warrants.

         (a) This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.


         (b) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

         (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

         (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares, representing not less than 10% of the original Warrant Shares or such lesser amount as is then remaining available for exercise. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.


    4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

    5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

    6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

    7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on preferred stock which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

         (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(b) upon any exercise following any such reclassification or share exchange.

         (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(a), (b) and (d)), then in each such case the Exercise

Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

         (d) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Exercise Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.

         (e) Except as contemplated by the Merger Agreement (as defined in the Purchase Agreement) in case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon then fair market value) in one or a series of related transactions, (A) the Holder shall have the right at all times from and after the date of such merger, sale or consolidation, as the case may be, to and including the Expiration Date, to exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock immediately following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) the acquiring company or newly created company shall have the right to pay the Holder the value of the Warrant determined on a Black-Scholes basis. (For example, if (1) the Company merges with and into another Person ("Newco") and as a result thereof each share of Common Stock shall entitle the holder thereof to receive two shares of the common stock of Newco and $2.00 in cash, and (2) the Exercise Price is at the effective time of such merger $6.00 per share, then at all times thereafter this Warrant shall upon the payment of $6.00 times the number of Warrant Shares represent the right to receive (A) that number of shares of the Common Stock of Newco as is equal to two times the Warrant Shares, and (B) that amount of cash as is equal to $2.00 times the number of Warrant Shares.) The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

         (f) For the purposes of this Section 7, the following clauses shall also be applicable:

              (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (g) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (h) Whenever the Exercise Price is adjusted pursuant to Section 7(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.


         (i) If:


                  (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or


                  (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or


                  (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or


                  (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or


                  (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,


then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

    8. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

         (a) Cash Exercise. The Holder may deliver immediately available funds;
or

         (b) Cashless Exercise. In the event, but only in such event, that on or after the Effective Date (as defined in the Purchase Agreement) a Registration Statement covering the resale of the Warrant Shares has not been declared effective, then the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                            X = Y [(A-B)/A]

         where:

                                            X = the number of Warrant Shares to
                                            be issued to the Holder.

                                            Y = the number of Warrant Shares
                                            with respect to which this Warrant
                                            is being exercised.

                                            A = the average of the closing sale
                                            prices of the Common Stock for the
                                            five (5) trading days immediately
                                            prior to (but not including) the
                                            Date of Exercise.

                                            B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

     9.  Certain Exercise Restrictions.

         (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

                  (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

    10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

    11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

    If to the Company:                      Eltrax Systems, Inc.
                                            400 Galleria Parkway, Suite 300
                                            Atlanta, GA 30339
                                            Facsimile No.: (678) 589-3750
                                            Attn: Chief Financial Officer

    With copies to:                         Jaffe, Raitt, Heuer & Weiss P.C.
                                            One Woodward Avenue, Suite 2400
                                            Detroit, MI 48226
                                            Facsimile No.: (313) 961-8358
                                            Attn:  William E. Sider, Esq.

                                            Rogers & Hardin LLP
                                            2700 International Tower
                                            229 Peachtree Street, N.E.
                                            Atlanta, GA 30303
                                            Facsimile No.:  (404) 525-2224
                                            Attn:  Steven E. Fox, Esq.

                                            and

                                            Cereus Technology Partners, Inc.
                                            1000 Abernathy Road
                                            400 Northpark, Suite 1000
                                            Atlanta, GA 30328
                                            Facsimile No.:  (770) 668-9095
                                            Attn:  Chief Executive Officer

    If to a Purchaser:                      To the address set forth under such
                                            Purchaser's name on the signature
                                            pages hereto.

    12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

    13.  Miscellaneous.

         (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

         (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

         (c) The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially

         (f) reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                          ELTRAX SYSTEMS, INC.


                                          By: _________________________________
                                              Name:     William A. Fielder, III
                                              Title:    Chief Financial Officer



By:                                       ______________________________________
                                              Name:     Steven A. Odom
                                              Title:    Acting Chief Executive
                                                        Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Eltrax Systems, Inc.:

    The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Eltrax Systems, Inc. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

    The Exercise Price applicable to the purchase hereunder equals $_________.

    The Holder hereby represents and warrants to the Company that it is an accredited investor under Rule 501(a) promulgated under the Securities Act of 1933, as amended.

    The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL  SECURITY
                                                OR TAX  IDENTIFICATION NUMBER

                                                ________________________________


______________________________________
(Please print name and address)

    The undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Exercise Notice (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the Shares (and any certificates representing the Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Shares, and (v) will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement dated July 27, 2000 by and between the Company and the investors signatory thereto) arising out of or based upon any breach by the undersigned of any of the covenants contained herein.

    If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________
(Please print name and address)

_______________________________________

_______________________________________

Dated:_______________________________________ ,


                                 Name of Holder:

                                 (Print)______________________________
                                 (By:)  _______________________________
                                 (Name:)    ____________________________
                                 (Title:) _____________________________
                                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Eltrax Systems, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Eltrax Systems, Inc. with full power of substitution in the premises.

Dated:   ______________, ______


                                     __________________________________________
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                     __________________________________________
                                     Address of Transferee

                                     __________________________________________

                                     __________________________________________



In the presence of:


______________________________

                                                                     EXHIBIT B-2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                              ELTRAX SYSTEMS, INC.

                                     WARRANT

Warrant No. _______

Dated:   July 27, 2000


    Eltrax Systems, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [ ] or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 52,0831 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"). The initial "Exercise Price" for Warrant Shares shall be $5.03, and shall be subject to adjustment from time to time as provided in Section 7. The Holder may acquire Warrant Shares under this Warrant at such times as is provided for in Section 3(a) hereof.

    This Warrant shall be subject to the following terms and conditions:

    1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

    2.   Registration of Transfers and Exchanges.

         (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached

____________________________________
1        Divisible protata among the investors.

hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

         (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in
Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         (c) This Warrant has been issued subject to certain investment representations of the original Holder set forth in the Convertible Debenture Purchase Agreement among the Company and the Holder dated as of July 27, 2000 (the "Purchase Agreement") and may only be transferred or exchanged in compliance with the transfer restrictions contained therein.

    3.   Duration and Exercise of Warrants.

         (a) This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, and from time to time from and after the earliest to occur of (a) one hundred fifty days after the Initial Closing Date (as such term is defined in Section 1.2 of the Purchase Agreement, or (b) the Second Closing Date (as such term is defined in Section 1.3 of the Purchase Agreement), and through and including July 26, 2005 (the "Expiration Date").; provided, however, that this Warrant shall be null and void ab initio, and of no force and effect in the event the Holder breaches its obligation to purchase the Second Tranche Debentures as contemplated by the Purchase Agreement. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

         (b) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

         (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

         (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares, representing not less than 10% of the original Warrant Shares or such lesser amount as is then remaining available for exercise. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

    4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

    5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

    6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

    7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on preferred stock which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

         (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or share exchange.

         (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

         (d) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Exercise Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.

         (e) Except as contemplated by the Merger Agreement (as defined in the Purchase Agreement) in case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon then fair market value) in one or a series of related transactions, (A) the Holder shall have the right at all times from and after the date of such merger, sale or consolidation, as the case may be, to and including the Expiration Date, to exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock immediately following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) the acquiring company or newly created company shall have the right to pay the Holder the value of the Warrant determined on a Black-Scholes basis. (For example, if (1) the Company merges with and into another Person ("Newco") and as a result thereof each share of Common Stock shall entitle the holder thereof to receive two shares of the common stock of Newco and $2.00 in cash, and (2) the Exercise Price is at the effective time of such merger $6.00 per share, then at all times thereafter this Warrant shall upon the payment of $6.00 times the number of Warrant Shares represent the right to receive (A) that number of shares of the Common Stock of Newco as is equal to two times the Warrant Shares, and (B) that amount of cash as is equal to $2.00 times the number of Warrant Shares.) The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

         (f) For the purposes of this Section 7, the following clauses shall also be applicable:

             (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

             (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (g) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (h) Whenever the Exercise Price is adjusted pursuant to Section 7(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

         (i) If:

                  (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                  (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                  (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or

(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

    8. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

         (a) Cash Exercise. The Holder may deliver immediately available funds;
or

         (b) Cashless Exercise. In the event, but only in such event, that on or after the Effective Date (as defined in the Purchase Agreement) a Registration Statement covering the resale of the Warrant Shares has not been declared effective, then the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                            X = Y [(A-B)/A]

         where:

                                            X = the number of Warrant Shares to
                                            be issued to the Holder.

                                            Y = the number of Warrant Shares
                                            with respect to which this Warrant
                                            is being exercised.

                                            A = the average of the closing sale
                                            prices of the Common Stock for the
                                            five (5) trading days immediately
                                            prior to (but not including) the
                                            Date of Exercise.

                                            B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

    9.   Certain Exercise Restrictions.

         (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

         (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

    10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

    11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

    If to the Company:                 Eltrax Systems, Inc.
                                       400 Galleria Parkway, Suite 300
                                       Atlanta, GA 30339
                                       Facsimile No.: (678) 589-3750
                                       Attn: Chief Financial Officer

    With copies to:                    Jaffe, Raitt, Heuer & Weiss P.C.
                                       One Woodward Avenue, Suite 2400
                                       Detroit, MI 48226
                                       Facsimile No.: (313) 961-8358
                                       Attn:  William E. Sider, Esq.

                                       Rogers & Hardin LLP
                                       2700 International Tower
                                       229 Peachtree Street, N.E.
                                       Atlanta, GA 30303
                                       Facsimile No.:  (404) 525-2224
                                       Attn:  Steven E. Fox, Esq.

                                       and

                                       Cereus Technology Partners, Inc.
                                       1000 Abernathy Road
                                       400 Northpark, Suite 1000
                                       Atlanta, GA 30328
                                       Facsimile No.:  (770) 668-9095
                                       Attn:  Chief Executive Officer

    If to a Purchaser:                 To the address set forth under such
                                       Purchaser's name on the signature pages
                                       hereto.

    12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

    13.  Miscellaneous.

         (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

         (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

         (c) The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially

         (f) reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                   ELTRAX SYSTEMS, INC.


                                   By: _________________________________
                                       Name:     William A. Fielder, III
                                       Title:    Chief Financial Officer



                                   By: _________________________________
                                       Name:     Steven A. Odom
                                       Title:    Acting Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Eltrax Systems, Inc.:

    The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Eltrax Systems, Inc. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

    The Exercise Price applicable to the purchase hereunder equals $_________.

    The Holder hereby represents and warrants to the Company that it is an accredited investor under Rule 501(a) promulgated under the Securities Act of 1933, as amended.

    The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                     PLEASE INSERT SOCIAL  SECURITY
                                     OR TAX  IDENTIFICATION NUMBER

                                     ______________________________________



_________________________________
(Please print name and address)

    The undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Exercise Notice hereof (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the Shares (and any certificates representing the Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Shares, and (v) will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement dated July 27, 2000 by and between the Company and the investors signatory thereto) arising out of or based upon any breach by the undersigned of any of the covenants contained herein.

    If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_____________________________________
(Please print name and address)
_____________________________________

_____________________________________

Dated:   _______________________________ ,


                                   Name of Holder:

                                   (Print)______________________________


                                   (By:)  _______________________________
                                   (Name:)    ____________________________
                                   (Title:) _____________________________
                                   (Signature  must  conform in all  respects
                                   to name of holder as specified on the face
                                   of the Warrant)

                               FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Eltrax Systems, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Eltrax Systems, Inc. with full power of substitution in the premises.

Dated:   ______________, ______


                                 ______________________________________________
                                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                 _____________________________________
                                 Address of Transferee

                                 _____________________________________

                                 _____________________________________



In the presence of:


_______________________________

                                                                     EXHIBIT B-3

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                              ELTRAX SYSTEMS, INC.

                                     WARRANT

Warrant No. _______

Dated:   July 27, 2000


    Eltrax Systems, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [ ] or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 104,1681 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"). The initial "Exercise Price" for Warrant Shares shall be $5.03, and shall be subject to adjustment from time to time as provided in Section 7. The Holder may acquire Warrant Shares under this Warrant at such times as is provided for in Section 3(a) hereof.

    This Warrant shall be subject to the following terms and conditions:

    1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

    2.   Registration of Transfers and Exchanges.

         (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached

____________________
1   Divisible protata among the investors.

hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

         (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in
Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         (c) This Warrant has been issued subject to certain investment representations of the original Holder set forth in the Convertible Debenture Purchase Agreement among the Company and the Holder dated as of July 27, 2000 (the "Purchase Agreement") and may only be transferred or exchanged in compliance with the transfer restrictions contained therein.

    3.   Duration and Exercise of Warrants.

         (a) This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, and from time to time from and after the earliest to occur of (a) one hundred fifty days after the Initial Closing Date (as such term is defined in Section 1.2 of the Purchase Agreement, or (b) the Third Closing Date (as such term is defined in Section 1.3 of the Purchase Agreement), and through and including July 26, 2005 (the "Expiration Date").; provided, however, that this Warrant shall be null and void ab initio, and of no force and effect in the event the Holder breaches its obligation to purchase the Third Tranche Debentures as contemplated by the Purchase Agreement. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

         (b) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

         (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

         (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares, representing not less than 10% of the original Warrant Shares or such lesser amount as is then remaining available for exercise. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

    4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

    5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

    6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

    7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a)   If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on preferred stock which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

         (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(b) upon any exercise following any such reclassification or share exchange.

         (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security

(excluding those referred to in Sections 7(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

         (d) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any person to acquire shares of Common Stock at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Exercise Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan for the benefit of the Company's employees.


         (e) Except as contemplated by the Merger Agreement (as defined in the Purchase Agreement) in case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (based upon then fair market value) in one or a series of related transactions, (A) the Holder shall have the right at all times from and after the date of such merger, sale or consolidation, as the case may be, to and including the Expiration Date, to exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock immediately following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) the acquiring company or newly created company shall have the right to pay the Holder the value of the Warrant determined on a Black-Scholes basis. (For example, if (1) the Company merges with and into another Person ("Newco") and as a result thereof each share of Common Stock shall entitle the holder thereof to receive two shares of the common stock of Newco and $2.00 in cash, and (2) the Exercise Price is at the effective time of such merger $6.00 per share, then at all times thereafter this Warrant shall upon the payment of $6.00 times the number of Warrant Shares represent the right to receive (A) that number of shares of the Common Stock of Newco as is equal to two times the Warrant Shares, and (B) that amount of cash as is equal to $2.00 times the number of Warrant Shares.) The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.


         (f) For the purposes of this Section 7, the following clauses shall also be applicable:

               (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (g) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (h) Whenever the Exercise Price is adjusted pursuant to Section 7(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.


         (i)   If:


                      (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or


                      (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or


                      (iii) the Company shall authorize the granting to all
                            holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or


                      (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or


                      (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,


then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or

(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

    8. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

         (a) Cash Exercise. The Holder may deliver immediately available funds; or

         (b) Cashless Exercise. In the event, but only in such event, that on or after the Effective Date (as defined in the Purchase Agreement) a Registration Statement covering the resale of the Warrant Shares has not been declared effective, then the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                             X = Y [(A-B)/A]

    where:

                             X = the number of Warrant Shares to be issued to the Holder.

                             Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                             A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                             B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

    9.   Certain Exercise Restrictions.

         (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

         (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-one days prior notice to the Company. Other Holders shall be unaffected by any such waiver.


    10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.


    11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

    If to the Company:   Eltrax Systems, Inc.
                         400 Galleria Parkway, Suite 300
                         Atlanta, GA 30339
                         Facsimile No.: (678) 589-3750
                         Attn: Chief Financial Officer

    With copies to:      Jaffe, Raitt, Heuer & Weiss P.C.
                         One Woodward Avenue, Suite 2400
                         Detroit, MI 48226
                         Facsimile No.: (313) 961-8358
                         Attn:  William E. Sider, Esq.

                         Rogers & Hardin LLP
                         2700 International Tower
                         229 Peachtree Street, N.E.
                         Atlanta, GA 30303
                         Facsimile No.:  (404) 525-2224
                         Attn:  Steven E. Fox, Esq.

                         and

                         Cereus Technology Partners, Inc.
                         1000 Abernathy Road
                         400 Northpark, Suite 1000
                         Atlanta, GA 30328
                         Facsimile No.:  (770) 668-9095
                         Attn:  Chief Executive Officer

    If to a Purchaser:   To the address set forth under such
                         Purchaser's name on the signature
                         pages hereto.

    12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

    13.  Miscellaneous.

         (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

         (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

         (c) The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially

         (f) reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                   ELTRAX SYSTEMS, INC.


                                   By: ______________________________________
                                       Name:  William A. Fielder, III
                                       Title: Chief Financial Officer



                                   By: ______________________________________
                                       Name:  Steven A. Odom
                                       Title: Acting Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Eltrax Systems, Inc.:

    The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Eltrax Systems, Inc. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

    The Exercise Price applicable to the purchase hereunder equals $_________.

    The Holder hereby represents and warrants to the Company that it is an accredited investor under Rule 501(a) promulgated under the Securities Act of 1933, as amended.

    The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                   PLEASE INSERT SOCIAL SECURITY
                                                   OR TAX IDENTIFICATION NUMBER

                                                   _____________________________
______________________________
(Please print name and address)

    The undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Exercise Notice hereof (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Company for the purpose of placing a restrictive legend thereon, the Shares (and any certificates representing the Shares, if applicable) upon notice from the Company that the Prospectus may not be used for the sale of the Shares, and (v) will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement dated July 27, 2000 by and between the Company and the investors signatory thereto) arising out of or based upon any breach by the undersigned of any of the covenants contained herein.

    If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________
(Please print name and address)

_______________________________


_______________________________


Dated:_____________________________,

                                         Name of Holder:

                                         (Print)________________________________


                                         (By:)__________________________________
                                         (Name:)________________________________
                                         (Title:) ______________________________
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)

                               FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Eltrax Systems, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Eltrax Systems, Inc. with full power of substitution in the premises.

Dated:______________, ______


                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)


                                        ________________________________________
                                        Address of Transferee

                                        ________________________________________


                                        ________________________________________



In the presence of:


___________________________

                                    EXHIBIT C





                                  July 27, 2000


Strong River Investments, Inc.
Bay Harbor Investments, Inc.
c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
Vanterpool Plaza, 2nd Floor
Wickhams Cay I
Roadtown, Tortola, BVI

    Re: Convertible Debenture Purchase Agreement (the "Agreement"), dated July 27, 2000, by and between Eltrax Systems, Inc., a Minnesota corporation (the "Company"), and the Purchasers (as defined therein)

Dear Sirs/Madames:

    We have acted as special counsel to the Company in connection with the execution and delivery of the Agreement, and in this capacity, we have examined and relied upon executed copies of the Agreement and of the Debentures, Warrants and Registration Rights Agreement attached as Exhibits A, B and D, respectively, to the Agreement. We have also examined and relied upon a certified copy of the Articles of Incorporation of the Company and certificate of good standing of the Company issued by the Secretary of State of the State of Minnesota, a certificate as to factual matters on information set forth in a certificate of an officer of the Company ("Certificate") and copies of the organizational documents, bylaws and minute books for the Company and its subsidiaries provided to us by management of the Company. All terms in this letter that are capitalized and have not been defined in this letter shall have the meanings ascribed to them in the Agreement. We are delivering this opinion to you at the Company's request and pursuant to the terms of the Agreement.

    In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified or photostatic copies. We have also assumed that all parties to the Agreement other than the Company have all necessary power and authority to execute, deliver, accept and perform the Agreement, and that each such party has taken all necessary action so as to cause such party to be bound by the Agreement, including under the terms of its governing documents and the laws of the jurisdiction of its formation.

    Our review has been limited to examining the documents described above and applicable Michigan and federal law. We note that the Company is incorporated under the

Cavallo Capital
Page 2

State of Minnesota and that its subsidiaries are incorporated or otherwise organized under the laws of Georgia, Pennsylvania and Florida. In addition, we note that the Agreement is governed by the laws of the State of New York. We have made no study or other investigation of the laws, decisions, statutes or other authorities of Minnesota, Georgia, Pennsylvania, Florida or New York. Rather, for purposes of our opinions, we have assumed, with your permission, that the substantive laws of those states are identical to the substantive laws of the State of Michigan in all respects relevant to such opinions.

    To the extent that any opinion given herein relates to or is dependent upon factual information, or is expressed in terms of our knowledge or awareness, we have relied exclusively upon the assumptions and the Certificate. We have not undertaken to independently verify any such facts or information. In this regard, our knowledge is limited to the conscious awareness of facts or other information by: (i) the attorney executing this opinion on behalf of our firm;
(ii) any attorney in our firm who has been actively involved in negotiating the terms and conditions of the Agreement or preparing this opinion; and (iii) solely as to information relevant to a particular opinion or confirmation regarding a particular factual matter, the attorney in our firm who is primarily responsible for providing the response to the particular opinion or confirmation addressed in this opinion.

    We express no opinion as to the validity, binding effect or enforceability of provisions of the Agreement to the extent they contain: (i) choice of law or forum selection provisions, (ii) waivers by the Company of any statutory or constitutional rights or remedies, (iii) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party, (iv) indemnification and contribution provisions which are against the laws or public policy of the United States or agencies of the United States or (v) agreements, covenants, remedies, waivers and the like which purport to give rights to the Purchasers under the Agreement in respect to any matters described in any of the qualifications in this letter.

    Based solely upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof:

    1. The Company is incorporated and is validly existing and in good standing under the laws of the State of Minnesota. The Company has the corporate power and corporate authority under the Company's Certificate of Incorporation and the Minnesota Corporation Law to own and operate its current properties and assets.

    2. Each of the Subsidiaries listed as Direct Subsidiaries on Schedule A hereto is incorporated and is validly existing under the laws of the state of its incorporation set forth on Schedule A and each such Direct Subsidiary has the corporate power and authority under its articles of incorporation and bylaws and under the applicable corporation law to own and operate its current properties and assets.

Cavallo Capital
Page 3


    3. The Company has the corporate power and corporate authority under the Company's Certificate of Incorporation and the Minnesota Corporation Law to execute and deliver each of the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by the Company of the Transaction Documents have been duly authorized by all necessary corporate action of the Company.

    4. Each of the Transaction Documents has been duly executed and delivered on behalf of the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreement is considered in a proceeding in equity or at law).

    5. To our knowledge, except as disclosed in Schedule 2.1(c) to the Agreement, the Company has not issued any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company, other than the Securities. No person or entity, including any holder of outstanding shares of common stock of the Company, has any preemptive right to subscribe for any of the Securities under (i) the Minnesota Corporation Law,
(ii) any contract filed as an exhibit to an SEC Document or, (iii) to our knowledge, any other contract to which the Company is a party.

    6. The Debentures and the Warrants have been duly authorized, and when issued in accordance with the provisions of the Agreement, will be validly issued.

    7. The shares of common stock of the Company initially issuable upon conversion of the Debentures and upon exercise of the Warrants (assuming the conversion or exercise, as the case may be, on the date hereof) have been duly authorized and reserved for issuance upon conversion of the Debentures or upon exercise of the Warrants, as the case may be, and such shares of common stock, when issued and delivered by the Company upon such conversion or exercise in accordance with the terms of the Debentures or the Warrants, as the case may be, will be validly issued, fully paid and nonassessable.

    8. Assuming the accuracy of the Purchasers' representations and warranties in Section 2.2 of the Agreement, the execution and delivery and performance as of the date hereof by the Company of the Transaction Documents do not (i) violate the

Cavallo Capital
Page 4


Minnesota Corporation Law or the Company's Certificate of Incorporation or the Company's Bylaws, (ii) violate any applicable rule, regulation, order, judgment or decree of the SEC or any other governmental authority or (iii) breach or constitute a default under any agreement or contract filed as an exhibit to the SEC Documents.

    9. Assuming the accuracy of the Purchasers' representations and warranties in Section 2.2 of the Agreement, no approval or consent of, or registration or filing with, the SEC or any Minnesota governmental agency is required to be obtained or made by the Company in connection with the execution and delivery and performance as of the date hereof by the Company of the Transaction Documents, other than the Required Approvals.

    10. To our knowledge, the Company has filed all reports required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act since January 1, 1999. As of their respective filing dates, the SEC Documents complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

    11. Assuming (i) that each Purchaser is an "accredited investor" as defined in Rule 501 under the Act and (ii) the accuracy of the Purchasers' representations, warranties and agreements set forth in Section 2.2 of the Agreement, each of the sale of the Debentures and the Warrants, the issuance of the shares of common stock upon conversion of the Debentures and the issuance of the shares of common stock upon exercise of the Warrants to the Purchasers as contemplated under the Agreement is exempt from registration under the Securities Act, as in effect on the date hereof.

    12. Except as set forth in the SEC Documents, to our knowledge, the Company is not (i) subject to any unsatisfied judgment, order, decree, stipulation or injunction or (ii) a party to or threatened to be made a party to any complaint, action, suit, proceeding, hearing or investigation of or in any court or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator.

    Our opinions are limited to the specific issues addressed and are limited in all respects to the laws and facts existing on the date of this letter. We do not purport to be experts on or express any opinion herein concerning any laws other than the laws of the State of Michigan and Federal law and this opinion is qualified accordingly.

Cavallo Capital
Page 5



    This opinion is furnished pursuant to Section 1.2 of the Agreement only for the benefit of the Purchasers and may not be relied upon by any other person without our express written consent.

                                Very truly yours,

                           JAFFE, RAITT, HEUER & WEISS
                            Professional Corporation



                                  Joel M. Alam

                                   Schedule A
                           List of Direct Subsidiaries


Name                                     Jurisdiction of Incorporation
----                                     -----------------------------
Eltrax Technology Services Group, Inc.           Georgia

Squirrel Systems, Inc.                           Georgia

Senercomm, Inc.                                  Florida

Eltrax Customer Care Group, Inc.                 Georgia

Eltrax International, Inc.                       Pennsylvania

Eltrax Hospitality Group, Inc.                   Georgia

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (this "Agreement") is made and entered into as of July 27, 2000, among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

    This Agreement is made pursuant to the Convertible Debenture Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

    The Company and the Purchasers hereby agree as follows:

    1.   Definitions

         Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

         "Closing Date" shall have the meaning set forth in the Purchase Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's common stock, $.01 par value per share, or such securities that such stock shall hereafter be reclassified into.

         "Debentures" means the Convertible Debentures issued to the Purchasers in accordance with the Purchase Agreement.

         "Effective Date" the 90th day following the First Closing Date.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means the 30th day following the First Closing Date.

         "Initial Closing Date" shall have the meaning set forth in the Purchase Agreement.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Losses" shall have the meaning set forth in Section 5(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means the shares of Common Stock issuable upon conversion in full of the Debentures and the Warrants.

         "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or



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


regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

         "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

    2.   Shelf Registration

         (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Holders may consent) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A, and cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effective Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of the fifth anniversary of the Closing Date therefor and such time as all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"), provided, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has


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


filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

         (b) The Registration Statement shall include a number of shares of Common Stock equal to no less than the sum of (i) 200% of the number of shares of Common Stock issuable upon conversion in full of the principal amount of Debentures issuable pursuant to the Purchase Agreement, and (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants.

         (c) If (a) the Registration Statement is not filed on or prior to the Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by
Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed," or not subject to further review, or (c) the Registration Statement filed hereunder is not declared effective by the Commission on or prior to the Effective Date, or (d) after the Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to be covered thereby at any time prior to the expiration of the Effectiveness Period without being succeeded within ten days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (e) the Common Stock shall be delisted or suspended from trading on The Nasdaq National Market ("NASDAQ") or on The New York Stock Exchange, or Nasdaq Smallcap Market (each, a "Subsequent Market") for more than five Trading Days (which need not be consecutive days) in any twelve-month period, or (f) the conversion rights of the Holders pursuant to the Debentures are suspended for any reason, or (g) an amendment to a Registration Statement is not filed by the Company with the Commission within ten days of the Commission's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses (a), (c), (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five day period is exceeded, or for purposes of clauses (d) and (g) the date which such ten day-period is exceeded, or for purposes of clause (e) the date on which such three day-period is exceeded, being referred to as "Event Date"), then, on the Event Date and each monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder 2.0% of the purchase price paid by such Holder pursuant to the Purchase Agreement, in cash, as liquidated damages and not as a penalty. Notwithstanding the foregoing, (a) in the event the Company has and continues to use its best efforts to cause the Registration Statement to be declared effective, no liquidated damages shall be due for periods prior to the 110th day following the First Closing Date and (b) the liquidated damages for the first monthly period after the Effective Date, or any portion thereof, shall be at the rate of 1% of the purchase price paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any liquidated damages pursuant to this Section in full within five days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or


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


such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

         (d) Notwithstanding the foregoing, the Company may suspend offers and sales or delay the effectiveness of any Registration Statement, an aggregate of up to sixty Trading Days in any 12-month period, if the Company's Board of Directors determines, in good faith, that such delay would be necessary to avoid premature disclosure of any material acquisition, disposition, business combination, or other material transaction, and such delay or suspension will not result in an Event hereunder (however, no such delay will provide the basis for avoidance of an Event of Default under Section 3(a)(viii) of the Debentures).

    3.   Registration Procedures

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) Not less than five Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities to be covered thereby and their Special Counsel shall reasonably object.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.


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


         (c) File additional Registration Statements if the number of Registrable Securities to be covered by a Registration Statement at any time exceeds 85% of the number of shares of Common Stock then registered in such Registration Statement. The Company shall have twenty days to file such additional Registration Statements after such requirement notice is received by the Company (which shall be the Filing Date for such additional Registration Statements) and the Effectiveness Date for each such additional Registration Statement shall be the 90th day following the date of such notice.

         (d) Notify the Holders Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to Special Counsel); and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in the Transaction Documents ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of each Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (f) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person


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


(including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (g) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

         (j)   Upon the occurrence of any event contemplated by Section 3(d)
(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (k) Comply with all applicable rules and regulations of the Commission in connection with its obligations hereunder.

         (l) The Company may require each selling Holder to complete a selling shareholder questionnaire in reasonable and customary form furnishing to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and such other information reasonably necessary for the preparation of the Registration Statement and, if requested by the Commission, the controlling person of such Holder.



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

    4. Registration Expenses. All fees and expenses (other than commissions or underwriter fees incurred by the Holder to sell its Registrable Securities) incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ and any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) reasonable messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and Special Counsel for the Holders,
(v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

    5.   Indemnification

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an


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


occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in such Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         (d) Separate Counsel. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by written opinion of counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel, who shall represent all other Indemnified Parties who are similarly situated and who can be represented without conflict by such counsel, shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         (e) Fees and Expenses of Indemnified Party. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (f) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(f), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (g) Non-Exclusive Remedy. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

    6.   Miscellaneous

         (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

         (c) No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

         (d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

         (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of suspension under Section 2(d) or of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         (f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

         (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


    If to the Company:   Eltrax Systems, Inc.
                         400 Galleria Parkway, Suite 300
                         Atlanta, GA 30339
                         Facsimile No.: (678) 589-3750
                         Attn: Chief Financial Officer

    With copies to:      Jaffe, Raitt, Heuer & Weiss P.C.
                         One Woodward Avenue, Suite 2400
                         Detroit, MI 48226
                         Facsimile No.: (313) 961-8358
                         Attn:  William E. Sider, Esq.

                         Rogers & Hardin LLP
                         2700 International Tower
                         229 Peachtree Street, N.E.
                         Atlanta, GA 30303
                         Facsimile No.:  (404) 525-2224
                         Attn:  Steven E. Fox, Esq.

                         and

                         Cereus Technology Partners, Inc.
                         1000 Abernathy Road
                         400 Northpark, Suite 1000
                         Atlanta, GA 30328
                         Facsimile No.:  (770) 668-9095
                         Attn:  Chief Executive Officer

    If to a Purchaser:   To the address set forth under such
                         Purchaser's name on the signature
                         pages hereto.

If to any other Person who is then the registered Holder:

         To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (o) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (p) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and neither Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGES TO FOLLOW]

    IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       ELTRAX SYSTEMS, INC.



                                       By:____________________________________
                                           Name:  William A. Fielder III
                                           Title: Chief Financial Officer



                                       By:____________________________________
                                           Name:  Steven A. Odom
                                           Title: Acting Chief Executive Officer







                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASER TO FOLLOW]

                                       STRONG RIVER INVESTMENTS, INC.


                                       By:______________________________________
                                          Name:
                                          Title:





    Address for Notice:    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                           Vanterpool Plaza, 2nd Floor
                           Wickhams Cay I, Road Town
                           Tortola, British Virgin Islands

    With copies to:        Morse Zelnick Rose & Lander LLP
                           450 Park Avenue, Suite 902
                           New York, New York 10022
                           Facsimile No.: (212) 838-9190
                           Attn:  Kenneth S. Rose, Esq.

                                       BAY HARBOR INVESTMENTS, INC.


                                       By:______________________________________
                                          Name:
                                          Title:




    Address for Notice:    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                           Vanterpool Plaza, 2nd Floor
                           Wickhams Cay I, Road Town
                           Tortola, British Virgin Islands


    With copies to:        Morse Zelnick Rose & Lander LLP
                           450 Park Avenue, Suite 902
                           New York, New York 10022
                           Facsimile No.: (212) 838-9190
                           Attn:  Kenneth S. Rose, Esq.

                                     Annex A
                              PLAN OF DISTRIBUTION

    The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

    - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

    - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

    - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

    - an exchange distribution in accordance with the rules of the applicable exchange;

    -    privately negotiated transactions;

    -    short sales;

    - broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

    -    a combination of any such methods of sale; and

    -    any other method permitted pursuant to applicable law.

    The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

    The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

    Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

    The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

    The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                                                       EXHIBIT E


                           TRANSFER AGENT INSTRUCTIONS




                                                                   July 27, 2000

Ladies and Gentlemen:

     Reference is made to that certain Convertible Debenture Purchase Agreement (the "Purchase Agreement") among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), and the purchasers named therein (the "Holders") pursuant to which the Company is issuing to the Holders its 5.00% Convertible Debentures, due July 26, 2001 (the "Debentures"), and certain Common Stock purchase warrants (the "Warrants") which shall be convertible and exercisable, respectively, into shares of the Company's common stock, $.01 par value per share (the "Common Stock"). The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as "Underlying Shares."

     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to the Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. So long as you have previously received (x) an opinion of the Company's outside counsel substantially in the form of Exhibit I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "Opinion") and (y) a copy of such registration statement, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received a copy of the Opinion and such registration statement, then the certificates representing Underlying Shares shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

          REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

and, provided, further, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

     Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holders are a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                           Very truly yours,

                                           EXTRAX SYSTEMS, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

ACKNOWLEDGED AND AGREED:

    [TRANSFER AGENT]
------------------------


By:
    --------------------
    Name:
    Title:

                                                                       EXHIBIT I

                        [Form of Outside Counsel Opinion]

[Addressee]
[Address]

To Whom It May Concern:

     The Registration Statement on Form S-3 (File No. 333-__________) of Eltrax Systems, Inc. was declared effective at : .M. Eastern Time on ___________, 2000. Upon issuance of the Underlying Shares referred to in the Company's instruction letter attached, you are authorized to issue certificates for the Company's common stock without restrictive legends.

                                        Very truly yours,



























                                       3